Exhibit 21.1
LIST OF SUBSIDIARIES
BROAD RAFAEL ASSOCIATES (LIMITED PARTNERSHIP), a Pennsylvania limited partnership
BROAD RAFAEL PROPERTIES CORP., a Delaware corporation
BROOKLYN KINGS PLAZA LLC, a Delaware limited liability company
CAM CANDLESTICK LLC, a Delaware limited liability company
CAM-CARSON LLC, a Delaware limited liability company
CAM NY 2013 LLC, a Delaware limited liability company
CANDLESTICK CENTER LLC, a Delaware limited liability company
CHANDLER SOLAR LLC, a Delaware limited liability company
CHICAGO 500 NORTH MICHIGAN LLC, a Delaware limited liability company
DANBURY MALL, LLC, a Delaware limited liability company
DB HOLDINGS LLC, a Delaware limited liability company
DESERT SKY MALL LLC, a Delaware limited liability company
EAST MESA ADJACENT LLC, a Delaware limited liability company
EAST MESA MALL, L.L.C., a Delaware limited liability company
FASHION OUTLETS II LLC, a Delaware limited liability company
FASHION OUTLETS OF CHICAGO LLC, a Delaware limited liability company
FIFTH WALL VENTURES SPV V, L.P., a Delaware limited partnership
FOC ADJACENT LLC, a Delaware limited liability company
FON ADJACENT LLC, a Delaware limited liability company
FREE RACE MALL REST., L.P., a New Jersey limited partnership
FREEHOLD I, LLC, a Delaware limited liability company
FREEHOLD I SPC, INC., a Delaware corporation
FREEHOLD CHANDLER HOLDINGS LP, a Delaware limited partnership
FREEHOLD CHANDLER TRUST LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, LLC, a Delaware limited liability company
FREEMALL ASSOCIATES, L.P., a New Jersey limited partnership
FRMR B LLC, a Delaware limited liability company
FRMR, INC., a New Jersey corporation
GOODYEAR PERIPHERAL LLC, an Arizona limited liability company
GPM GP LLC, a Delaware limited liability company
GREAT NORTHERN HOLDINGS, LLC, a Delaware limited liability company

GREAT NORTHERN SPE, LLC, a Delaware limited liability company
GREEN ACRES ADJACENT LLC, a Delaware limited liability company
GREEN TREE MALL LLC, a Delaware limited liability company
HUDWIL IV, LLC, a Delaware limited liability company
HUDWIL IV SPC, INC., a Delaware corporation
INLAND SOLAR LLC, a Delaware limited liability company
KINGS PLAZA ENERGY LLC, a Delaware limited liability company
KINGS PLAZA GROUND LEASE LLC, a Delaware limited liability company
KITSAPARTY, a Washington non-profit corporation
LA SANDIA SANTA MONICA LLC, a Delaware limited liability company
LA CUMBRE ADJACENT PARCEL GP LLC, a Delaware limited liability company
LA CUMBRE ADJACENT PARCEL LP, a Delaware limited partnership
LA CUMBRE ADJACENT PARCEL SPE LP, a Delaware limited partnership
MAC CASCADE LLC, a Delaware limited liability company
MAC CROSS COURT LLC, a Delaware limited liability company
MACD LLC, a Delaware limited liability company
MACDAN CORP., a Delaware corporation
MACDB CORP., a Delaware corporation
MACERICH 443 WABASH SPE LLC, a Delaware limited liability company
MACERICH ARIZONA MANAGEMENT LLC, a Delaware limited liability company
MACERICH ARIZONA PARTNERS LLC, an Arizona limited liability company
MACERICH ATLAS LLC, a Delaware limited liability company
MACERICH BILTMORE CI, LLC, a Delaware limited liability company
MACERICH BILTMORE MM, LLC, a Delaware limited liability company
MACERICH BILTMORE OPI, LLC, a Delaware limited liability company
MACERICH BUENAVENTURA GP CORP., a Delaware corporation
MACERICH BUENAVENTURA LIMITED PARTNERSHIP, a California limited partnership
MACERICH CASA GRANDE MEMBER LLC, a Delaware limited liability company
MACERICH CCP LLC, a Delaware limited liability company
MACERICH CCP VALENCIA LLC, a Delaware limited liability company
MACERICH CERRITOS MALL CORP., a Delaware corporation
MACERICH CM VILLAGE GP CORP., a Delaware corporation
MACERICH CM VILLAGE LIMITED PARTNERSHIP, a California limited partnership
MACERICH COTTONWOOD HOLDINGS LLC, a Delaware limited liability company

MACERICH CROSS COUNTY SECURITY LLC, a Delaware limited liability company
MACERICH CROSSROADS PLAZA HOLDINGS GP CORP., a Delaware corporation
MACERICH CROSSROADS PLAZA HOLDINGS LP, a Delaware limited partnership
MACERICH DB LLC, a Delaware limited liability company
MACERICH DEPTFORD GP CORP., a Delaware corporation
MACERICH DESERT SKY MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH DIGITAL SERVICES LLC, a Delaware limited liability company
MACERICH FARGO ASSOCIATES, a California general partnership
MACERICH FREEHOLD CHANDLER GP LLC, a Delaware limited liability company
MACERICH FRESNO ADJACENT GP CORP., a Delaware corporation
MACERICH FRESNO ADJACENT LP, a Delaware limited partnership
MACERICH FRESNO GP CORP., a Delaware corporation
MACERICH FRESNO LIMITED PARTNERSHIP, a California limited partnership
MACERICH FWV LLC, a Delaware limited liability company
MACERICH G3 LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST GP LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST LP LLC, a Delaware limited liability company
MACERICH GALLERY MARKET EAST TRS SUB LLC, a Delaware limited liability company
MACERICH GOODYEAR PERIPHERAL LLC, an Arizona limited liability company
MACERICH GREAT FALLS GP CORP., a Delaware corporation
MACERICH HOLDINGS LLC, a Delaware limited liability company
MACERICH INLAND GP LLC, a Delaware limited liability company
MACERICH INLAND LP, a Delaware limited partnership
MACERICH INVESTMENTS LLC, a Delaware limited liability company
MACERICH JANSS MARKETPLACE HOLDINGS LLC, a Delaware limited liability company
MACERICH LA CUMBRE 9.45 AC LLC, a Delaware limited liability company
MACERICH LA CUMBRE GP LLC, a Delaware limited liability company
MACERICH LA CUMBRE LP, a Delaware limited partnership
MACERICH LA CUMBRE SPE LP, a Delaware limited partnership
MACERICH LAKE SQUARE MALL LLC, a Delaware limited liability company
MACERICH LUBBOCK GP CORP., a Delaware corporation
MACERICH LUBBOCK LIMITED PARTNERSHIP, a California limited partnership
MACERICH MANAGEMENT COMPANY, a California corporation
MACERICH MANAGEMENT COMPANY II LLC, a Delaware limited liability company

MACERICH NIAGARA LLC, a Delaware limited liability company
MACERICH NORTH BRIDGE LLC, a Delaware limited liability company
MACERICH NORTHGATE GP I LLC, a Delaware limited liability company
MACERICH NORTHGATE GP II LLC, a Delaware limited liability company
MACERICH NORTHGATE HOLDINGS LLC, a Delaware limited liability company
MACERICH NORTH PARK MALL LLC, a Delaware limited liability company
MACERICH NORTHRIDGE LP, a California limited partnership
MACERICH OAKS ADJACENT LLC, a Delaware limited liability company
MACERICH OAKS GP CORP., a Delaware corporation
MACERICH OAKS LP, a Delaware limited partnership
MACERICH ONE SCOTTSDALE LLC, a Delaware limited liability company
MACERICH PARTNERS OF COLORADO LLC, a Colorado limited liability company
MACERICH PPR CORP., a Maryland corporation
MACERICH PROPERTY MANAGEMENT COMPANY, LLC, a Delaware limited liability company
MACERICH QUEENS ADJACENT GUARANTOR GP CORP., a Delaware corporation
MACERICH QUEENS JV GP LLC, a Delaware limited liability company
MACERICH QUEENS JV LP, a Delaware limited partnership
MACERICH SCG GP CORP., a Delaware corporation
MACERICH SCG GP LLC, a Delaware limited liability company
MACERICH SCG LIMITED PARTNERSHIP, a California limited partnership
MACERICH SJV LLC, a Delaware limited liability company
MACERICH SMP GP LLC, a Delaware limited liability company
MACERICH SMP LP, a Delaware limited partnership
MACERICH SOLAR LLC, a Delaware limited liability company
MACERICH SOUTH PARK MALL LLC, a Delaware limited liability company
MACERICH SOUTHRIDGE MALL LLC, a Delaware limited liability company
MACERICH STONEWOOD, LLC, a Delaware limited liability company
MACERICH STONEWOOD CORP., a Delaware corporation
MACERICH STONEWOOD HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION ADJACENT HOLDINGS LLC, a Delaware limited liability company
MACERICH SUPERSTITION MALL HOLDINGS LLC, a Delaware limited liability company
MACERICH TRUST LLC, a Delaware limited liability company
MACERICH TWC II CORP., a Delaware corporation
MACERICH TWC II LLC, a Delaware limited liability company

MACERICH TYSONS LLC, a Delaware limited liability company
MACERICH TYSONS CORNER HOTEL TRS LLC, a Delaware limited liability company
MACERICH VALLE VISTA HOLDINGS LLC, a Delaware limited liability company
MACERICH VALLEY RIVER CENTER LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY GP LLC, a Delaware limited liability company
MACERICH VICTOR VALLEY LP, a Delaware limited partnership
MACERICH VINTAGE FAIRE GP CORP., a Delaware corporation
MACERICH VINTAGE FAIRE LIMITED PARTNERSHIP, a Delaware limited partnership
MACERICH VV GP LLC, a Delaware limited liability company
MACERICH VV SPE LP, a Delaware limited partnership
MACERICH WALLEYE LLC, a Delaware limited liability company
MACERICH WASHINGTON SQUARE PETALUMA HOLDINGS LLC, a Delaware limited liability company
MACERICH WESTSIDE GP CORP., a Delaware corporation
MACERICH WESTSIDE LIMITED PARTNERSHIP, a California limited partnership
MACERICH WESTSIDE PAVILION PROPERTY LLC, a Delaware limited liability company
MACERICH WHITTWOOD HOLDINGS GP CORP., a Delaware corporation
MACERICH WHITTWOOD HOLDINGS LP, a Delaware limited partnership
MACERICH WRLP CORP., a Delaware corporation
MACERICH WRLP LLC, a Delaware limited liability company
MACERICH WRLP II CORP., a Delaware corporation
MACERICH WRLP II L.P., a Delaware limited partnership
MACERICH ZETA HOLDINGS LLC, a Delaware limited liability company
MACJ, LLC, a Delaware limited liability company
MAC NORTHRIDGE GP LLC, a Delaware limited liability company
MACPT LLC, a Delaware limited liability company
MACW FREEHOLD, LLC, a Delaware limited liability company
MACWH, LP, a Delaware limited partnership
MACW MALL MANAGEMENT, INC., a New York corporation
MACWPII LLC, a Delaware limited liability company
MACW PROPERTY MANAGEMENT, LLC, a New York limited liability company
MACW TYSONS, LLC, a Delaware limited liability company
MVRC HOLDING LLC, a Delaware limited liability company
MW INVESTMENT GP CORP., a Delaware corporation
MW INVESTMENT LP, a Delaware limited partnership

NORTHGATE MALL ASSOCIATES, a California general partnership
PARADISE VALLEY MALL SPE LLC, a Delaware limited liability company
QUEENS CENTER PLEDGOR LLC, a Delaware limited liability company
QUEENS CENTER REIT LLC, a Delaware limited liability company
QUEENS CENTER SPE LLC, a Delaware limited liability company
QUEENS JV GP LLC, a Delaware limited liability company
QUEENS JV LP, a Delaware limited partnership
RACEWAY ONE, LLC, a New Jersey limited liability company
RACEWAY TWO, LLC, a New Jersey limited liability company
RAILHEAD ASSOCIATES, L.L.C., an Arizona limited liability company
ROTTERDAM SQUARE, LLC, a Delaware limited liability company
SAN TAN SOLAR LLC, a Delaware limited liability company
SARWIL ASSOCIATES, L.P., a New York limited partnership
SARWIL ASSOCIATES II, L.P., a New York limited partnership
SM EASTLAND MALL, LLC, a Delaware limited liability company
SM VALLEY MALL, LLC, a Delaware limited liability company
SOUTHRIDGE ADJACENT, LLC, a Delaware limited liability company
THE MACERICH PARTNERSHIP, L.P., a Delaware limited partnership
THE WESTCOR COMPANY LIMITED PARTNERSHIP, an Arizona limited partnership
THE WESTCOR COMPANY II LIMITED PARTNERSHIP, an Arizona limited partnership
TOWNE MALL, L.L.C., a Delaware limited liability company
TWC CHANDLER LLC, a Delaware limited liability company
TWC LIMITED PARTNER LLC, a Delaware limited liability company
TWC SCOTTSDALE CORP., an Arizona corporation
TWC SCOTTSDALE MEZZANINE, L.L.C., an Arizona limited liability company
TWC TUCSON, LLC, an Arizona limited liability company
VALLEY STREAM GA MEZZANINE LLC, a Delaware limited liability company
VALLEY STREAM GREEN ACRES LLC, a Delaware limited liability company
WALLEYE LLC, a Delaware limited liability company
WALLEYE RETAIL INVESTMENTS LLC, a Delaware limited liability company
WALLEYE TRS HOLDCO, INC., a Delaware corporation
WESTCOR 303 CPC LLC, an Arizona limited liability company
WESTCOR 303 RSC LLC, an Arizona limited liability company
WESTCOR 303 WCW LLC, an Arizona limited liability company

WESTCOR/303 LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON MOTORPLEX LLC, an Arizona limited liability company
WESTCOR/BLACK CANYON RETAIL LLC, an Arizona limited liability company
WESTCOR/CASA GRANDE LLC, an Arizona limited liability company
WESTCOR/COOLIDGE LLC, an Arizona limited liability company
WESTCOR/GILBERT PHASE 2 LLC, an Arizona limited liability company
WESTCOR/GOODYEAR, L.L.C., an Arizona limited liability company
WESTCOR GOODYEAR PC LLC, an Arizona limited liability company
WESTCOR GOODYEAR RSC LLC, an Arizona limited liability company
WESTCOR MARANA LLC, an Arizona limited liability company
WESTCOR/MERIDIAN LLC, an Arizona limited liability company
WESTCOR ONE SCOTTSDALE LLC, an Arizona limited liability company
WESTCOR REALTY LIMITED PARTNERSHIP, a Delaware limited partnership
WESTCOR SANTAN ADJACENT LLC, a Delaware limited liability company
WESTCOR SANTAN HOLDINGS LLC, a Delaware limited liability company
WESTCOR SANTAN VILLAGE LLC, a Delaware limited liability company
WESTCOR SURPRISE CPC LLC, an Arizona limited liability company
WESTCOR SURPRISE RSC LLC, an Arizona limited liability company
WESTCOR SURPRISE WCW LLC, an Arizona limited liability company
WESTCOR/SURPRISE LLC, an Arizona limited liability company
WESTCOR TRS LLC, a Delaware limited liability company
WESTDAY ASSOCIATES LLC, a Delaware limited liability company
WESTPEN ASSOCIATES LLC, a Delaware limited liability company
WILSAR, LLC, a Delaware limited liability company
WILSAR SPC, INC., a Delaware corporation
WILTON MALL, LLC, a Delaware limited liability company
WILTON SPC, INC., a Delaware corporation
WMGTH, INC., a Delaware corporation
WM INLAND ADJACENT LLC, a Delaware limited liability company
WM INLAND LP, a Delaware limited partnership
WM INLAND INVESTORS IV GP LLC, a Delaware limited liability company
WM INLAND INVESTORS IV LP, a Delaware limited partnership
WM INLAND (MAY) IV, L.L.C., a Delaware limited liability company
WP CASA GRANDE RETAIL LLC, an Arizona limited liability company

ZENGO RESTAURANT SANTA MONICA, a Delaware limited liability company